UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 17, 2017

RTI SURGICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida		32615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888 not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 17, 2017, RTI Surgical, Inc. (the “Company”) issued a press release announcing that its board of directors has voted to extend the deadline for stockholders to provide notice of nominations for election to the Company’s board of directors, in connection with its 2017 annual meeting of stockholders, from January 19, 2017 to March 6, 2017. Any director nominations received by the Company on or prior to March 6, 2017, and otherwise complying with the Company’s bylaws, may be brought before the 2017 annual meeting of stockholders. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by the Company dated January 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL, INC.

Date: January 18, 2017	By:	/s/ Robert P. Jordheim
	Name:	Robert P. Jordheim
	Title:	Interim President and Interim Chief Executive Officer

EXHIBIT INDEX

RTI Surgical, Inc.

Form 8-K Current Report

Exhibit Number	Description of Document

99.1	Press Release issued by the Company dated January 17, 2017.